Exhibit 99.1

News Release

  Kimco Realty Appoints David Jamieson to its Board of Directors

JERICHO, New York, January 21, 2026 - Kimco Realty® (NYSE: KIM) (the “Company”) today announced that David Jamieson has been appointed to the Company’s Board of Directors. Mr. Jamieson is Executive Vice President and Chief Operating Officer of the Company. With this appointment, Kimco’s Board has expanded to include ten members. Mr. Jamieson’s term began January 19, 2026.

Mr. Jamieson joined the Company in 2007 and became the Company’s Executive Vice President and Chief Operating Officer in February 2017. Prior to that, he served as the Company’s Executive Vice President of Asset Management and Operations since 2015, where his role has been to identify, develop and implement opportunistic value creation strategies that optimize the Company’s portfolio performance, most notably by leading the Company’s redevelopment and emerging mixed-use platform. Mr. Jamieson is also a voting member of the Company’s Investment Committee, which approves all new investments, development projects and property dispositions. He is also instrumental in shaping the Company’s Corporate Responsibility strategy with a core focus on long-term sustainability objectives. Previously, he also served as Vice President of Asset Management and Leasing for the Western Region from 2012 to 2015 and as Director of Real Estate for the Western Region from 2009 to 2011. Mr. Jamieson holds a B.S. from Boston College and an M.B.A. from Babson College.

“We’re thrilled and excited to have Dave Jamieson join our board. Dave has been an enormous contributor to Kimco’s operating performance for close to 20 years. He is a core partner to both Conor Flynn and Ross Cooper, collectively representing our senior leadership team and demonstrating the depth and breadth of our talent,” said Richard B. Saltzman, Chairman of the Board. “As COO, Dave is responsible for operations and its supporting technologies, among other areas, which are critically important to Kimco’s future success. As a member of the Board, Dave will bring additional insight and perspective into an ever-changing landscape that requires strategic vision, operational expertise, and technological know-how.”

“As Chief Operating Officer, Dave’s expertise, energy and commitment have been instrumental in Kimco's success. He is widely respected both inside and outside of Kimco. He will be a great addition to our board,” said Conor Flynn, Chief Executive Officer.

“I am honored to join the Board and am excited to continue our collective efforts to generate shareholder value.  While I will continue to focus on execution across the operating portfolio, I look forward to working with my fellow directors and contributing to the company’s long-term success,” said David Jamieson, Executive Vice President & Chief Operating Officer.

About Kimco Realty®

Kimco Realty® (NYSE: KIM) is a real estate investment trust (REIT) and leading owner and operator of high-quality, open-air, grocery-anchored shopping centers and mixed-use properties in the United States. The Company’s portfolio is strategically concentrated in the first-ring suburbs of the top major metropolitan markets, including high-barrier-to-entry coastal markets and Sun Belt cities. Its tenant mix is focused on essential, necessity-based goods and services that drive multiple shopping trips per week. Publicly traded on the NYSE since 1991 and included in the S&P 500 Index, the Company has specialized in shopping center ownership, management, acquisitions, and value-enhancing redevelopment activities for more than 65 years. With a proven commitment to corporate responsibility, Kimco Realty is a recognized industry leader in this area. As of September 30, 2025, the Company owned interests in 564 U.S. shopping centers and mixed-use assets comprising 100 million square feet of gross leasable space.

The Company announces material information to its investors using the Company’s investor relations website (investors.kimcorealty.com), Securities and Exchange Commission (“SEC”) filings, press releases, public conference calls, and webcasts. The Company also uses social media to communicate with its investors and the public, and the information the Company posts on social media may be deemed material information. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information that it posts on the social media channels, including Facebook (www.facebook.com/kimcorealty), and LinkedIn (www.linkedin.com/company/kimco-realty-corporation). The list of social media channels that the Company uses may be updated on its investor relations website from time to time.

News Release

Safe Harbor Statement

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “commit,” “anticipate,” “estimate,” “project,” “will,” “target,” “plan,” “forecast” or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which, in some cases, are beyond the Company’s control and could materially affect actual results, performances or achievements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, (i) financial disruption, changes in trade policies and tariffs, geopolitical challenges or economic downturn, including general adverse economic and local real estate conditions, (ii) the impact of competition, including the availability of acquisition or development opportunities and the costs associated with purchasing and maintaining assets, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, (iv) the reduction in the Company’s income in the event of multiple lease terminations by tenants or a failure of multiple tenants to occupy their premises in a shopping center, (v) the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience, (vi) the availability of suitable acquisition, disposition, development, redevelopment and merger opportunities, and the costs associated with purchasing and maintaining assets and risks related to acquisitions not performing in accordance with our expectations, (vii) the Company’s ability to raise capital by selling its assets, (viii) disruptions and increases in operating costs due to inflation and supply chain disruptions, (ix) risks associated with the development of mixed-use commercial properties, including risks associated with the development, and ownership of non-retail real estate, (x) changes in governmental laws and regulations, including, but not limited to, changes in data privacy, environmental (including climate change), safety and health laws, and management’s ability to estimate the impact of such changes, (xi) valuation and risks related to the Company’s joint venture and preferred equity investments and other investments, (xii) collectability of mortgage and other financing receivables, (xiii) impairment charges, (xiv) criminal cybersecurity attack disruptions, data loss or other security incidents and breaches, (xv) risks related to artificial intelligence, (xvi) impact of natural disasters and weather and climate-related events, (xvii) pandemics or other health crises, (xviii) our ability to attract, retain and motivate key personnel, (xix) financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms to the Company, (xx) the level and volatility of interest rates and management’s ability to estimate the impact thereof, (xxi) changes in the dividend policy for the Company’s common and preferred stock and the Company’s ability to pay dividends at current levels, (xxii) unanticipated changes in the Company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity, (xxiii) the Company’s ability to continue to maintain its status as a REIT for U.S. federal income tax purposes and potential risks and uncertainties in connection with its UPREIT structure, and (xxiv) other risks and uncertainties identified under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024. Accordingly, there is no assurance that the Company’s expectations will be realized. The Company disclaims any intention or obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to refer to any further disclosures the Company makes in other filings with the SEC.

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News Release

CONTACT:
David F. Bujnicki
Senior Vice President, Investor Relations and Strategy Kimco Realty Corporation
(833) 800-4343
dbujnicki@kimcorealty.com